IVY FUNDS
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund
(formerly, Ivy ProShares Interest Rate Hedged High Yield Index Fund)
(the “Fund”)

Supplement to the Fund’s Summary Prospectus

The liquidation of the Fund noted in supplements dated September 2021 and October 2021 has been temporarily suspended until a date to be announced in a future supplement.  Shareholders will receive at least 60 days’ notice of the new liquidation date. The dates that the Fund will be closed to new and existing shareholders remain the same as what was noted in the supplement dated October 1, 2021.

ProShares Advisors LLC, the Fund’s current sub-advisor, will continue to sub-advise the Fund until the liquidation of the Fund.
Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated October 19, 2021.